                                                                    EXHIBIT 99.2

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.

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   CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

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         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Richard H. Bogan, Chief Financial Officer, of R.J. Reynolds Tobacco Holdings, Inc. ("RJR"), hereby certifies, to his knowledge, that:

         1) RJR's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in RJR's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of RJR.

                  EXECUTED this 1st day of November, 2002.





                                   /s/ Richard H. Bogan
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                                   Richard H. Bogan,  Executive Vice President
                                   and Chief  Financial  Officer
                                   of R.J. Reynolds Tobacco Holdings, Inc.